EXHIBIT 10.38

HPEV, INC.
SUBSCRIPTION AGREEMENT

SECTION 1

1.1 Subscription.

(a) The undersigned, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase _________________________ shares of common stock, par value $0.001 per share, and warrants (the "Warrants") to purchase shares of common stock to be issued by HPEV, Inc., a Nevada corporation (the "Company") in a private offering at a purchase price equal to $.45 per share (the “Purchase Price”) of common stock and Warrants.

The undersigned understands that the securities are being offered, exchanged and issued by the Company in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act").

(b) For purposes of this Subscription Agreement:

(1)	“Common Stock” means the common stock of the Company, par value $0.001 per share.

(2)	“Closing Date” means the date that funding of the purchase of Shares occurred.

(3)	“Securities” means the shares of Common Stock, the Warrants and the Warrant Shares.

(4)
"Warrants" means a warrant to purchase shares of common stock at an exercise price of $.60 per share of Common Stock in the form attached hereto as Exhibit A. For every share of Common Stock purchased, the undersigned shall receive one Warrants to purchase one share of Common Stock.

(5)	“Warrant Shares” means the shares of Common Stock issuable upon due exercise of the Warrants.

1.2 Purchase of Shares and Warrants. The undersigned understands and acknowledges that the purchase price to be remitted to the Company in exchange for each share of Common Stock and Warrants shall be $.45. The aggregate investment shall be $_______________ for ____________________ shares of Common Stock and Warrants. Simultaneous with the execution and delivery of this Agreement, including the Investor Questionnaire annexed hereto, the undersigned shall deliver to the Company the aforementioned purchase price by wire transfer of immediately available funds. Wire instructions are attached hereto as Appendix A.

1.3 Registration. The Company agrees that within 45 business days of the consummation of the offer and sale of $1,000,000 of Common Stock and Warrants, the Company shall file a registration statement on Form S-1 with the Securities and Exchange Commission (the “SEC”) to register the Common Stock and the Warrant Shares purchased hereunder for resale.

SECTION 2

2.1 Closing. The closing (the "Closing") of the purchase and sale of the Common Stock and Warrants shall occur simultaneously with the acceptance by the Company of the undersigned's subscription, as evidenced by the Company's execution of this Subscription Agreement. On or prior to Closing, the undersigned shall deliver to the Company (i) a signed Subscription Agreement, (ii) a completed dated and signed Investor Questionnaire and (iii) the purchase price for the Common Stock and Warrants.

SECTION 3

3.1 Investor Representations and Warranties.

The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows:

(a) The undersigned is acquiring the Securities for his own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Securities or any portion thereof. Further, the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities for which the undersigned is subscribing or any part of the Securities.

(b) The undersigned has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

(c) The undersigned is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by person previously not known to the undersigned in connection with investment securities generally.

(d) Other than as set forth in Section 1.3 above, the undersigned understands that the Company is under no obligation to register the Securities under the Securities Act, or to assist the undersigned in complying with the Securities Act or the securities laws of any state of the United States or of any foreign jurisdiction.

(e) The undersigned is (i) experienced in making investments of the kind described in this Agreement and the related documents, (ii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iii) able to afford the entire loss of its investment in the Securities.

(f) The undersigned acknowledges his understanding that the offering and sale of the Securities and the issuance of the Warrant Shares upon due exercise of the Warrants is intended to be exempt from registration under the Securities Act. In furtherance thereof, in addition to the other representations and warranties of the undersigned made herein, the undersigned further represents and warrants to and agrees with the Company and its affiliates as follows:

(i)
The undersigned realizes that the basis for the exemption may not be present if, notwithstanding such representations, the undersigned has in mind merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned does not have any such intention;

(ii)
The undersigned has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company;

(iii)
The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Securities. The undersigned also represents it has not been organized for the purpose of acquiring the Securities;

(iv)
The undersigned has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning the offering of the Securities, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense; and

(v)	The undersigned has carefully reviewed all of the Company’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(g) The undersigned is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment. The undersigned has relied solely on its own advisors.

(h) No representations or warranties have been made to the undersigned by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for the Securities the undersigned is not relying upon any representations other than those contained herein.

(i) Each certificate representing the Securities shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR WITHOUT AN EXEMPTION THEREFROM OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

The undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Securities set forth herein.

(j) The undersigned is an “accredited investor” as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act by reason of Rule 501(a)(3), and as specifically indicated in the Investor Questionnaire annexed to this Agreement.

(k) The undersigned understands that an investment in the Securities is a speculative investment which involves a high degree of risk and the potential loss of his entire investment.

(l) The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

(m) The undersigned has received all documents, records, books and other information pertaining to the undersigned’s investment in the Company that has been requested by the undersigned. The undersigned has reviewed all reports and other documents filed by the Company with the SEC (the “SEC Documents”), including without limitation the purchase agreement and settlement agreement with Spirit Bear Limited.

(n) The undersigned represents and warrants to the Company that all information that the undersigned has provided to the Company, including, without limitation, the information in the Investor Questionnaire attached hereto or previously provided to the Company, is correct and complete as of the date hereof.

(o) Other than as set forth herein, the undersigned is not relying upon any other information, representation or warranty by the Company or any officer, director, stockholder, agent or representative of the Company in determining to invest in the Securities. The undersigned has consulted, to the extent deemed appropriate by the undersigned, with the undersigned’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Securities and on that basis believes that his or its investment in the Securities is suitable and appropriate for the undersigned.

(p) The undersigned is aware that no federal or state agency has (i) made any finding or determination as to the fairness of this investment, (ii) made any recommendation or endorsement of the Securities or the Company, or (iii) guaranteed or insured any investment in the Securities or any investment made by the Company.

(q) The undersigned understands that the price of the Securities offered hereby bear no relation to the assets, book value or net worth of the Company and were determined arbitrarily by the Company; notwithstanding the foregoing the undersigned agrees and acknowledges that the price per share of each of the Common Stock, the Warrant and the Warrant Shares is in excess of $0.22 per share. The undersigned further understands that there is a substantial risk of further dilution on his investment in the Company.

(r) The undersigned agrees and acknowledges that the Company may compensate finders and broker-dealers in connection with this offering. Such compensation will be in the form of cash, securities of the Company and/or a combination thereof.

SECTION 4

The Company represents and warrants to the undersigned as follows:

4.1 Organization of the Company. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada, and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

4.2 Authority. (a) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Securities; (b) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company is required other than the authorization by its Board of Directors; and (c) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

4.3 SEC Documents. To the best of Company's knowledge, the Company has not provided to the undersigned any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form and substance in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto or (b) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

4.5 Exemption from Registration; Valid Issuances. The sale and issuance of the Securities, in accordance with the terms and on the bases of the representations and warranties of the undersigned set forth herein, may and shall be properly issued by the Company to the undersigned pursuant to Section 4(2), Regulation S and/or any applicable U.S state law. When issued and paid for as herein provided, the Securities shall be duly and validly issued, fully paid, and non-assessable. Neither the sales of the Securities pursuant to, nor the Company's performance of its obligations under, this Agreement shall (a) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Securities or any of the assets of the Company, or (b) entitle the other holders of the Common Stock of the Company to preemptive or other rights to subscribe to or acquire the Common Stock or other securities of the Company. The Securities shall not subject the undersigned to personal liability by reason of the ownership thereof.

4.6 No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any person acting on its or their behalf (a) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Securities, or (b) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act.

4.7 No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Securities, do not and will not (a) result in a violation of the Certificate or By-Laws of the Company or (b) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (c) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations)applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of the Company) nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing. The Company is not required under U.S. federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Common Stock in accordance with the terms hereof (other than any SEC, FINRA or state securities filings that may be required to be made by the Company subsequent to the Closing); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the undersigned herein.

4.8 No Misleading or Untrue Communication. The Company, any person representing the Company, and, to the knowledge of the Company, any other person selling or offering to sell the Securities, if any, in connection with the transactions contemplated by this Agreement, have not made, at any time, any written or oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

SECTION 5

5.1 Indemnity. The undersigned agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and their respective successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

5.2 Confidentiality. The undersigned agrees that it shall keep confidential and not divulge, furnish or make accessible to anyone, any confidential information concerning or relating to the business or financial affairs of the Company to which it may have or will become privy by reason of this Subscription Agreement until such information has been publicly disclosed by the Company or until such information is no longer material, or unless the undersigned is required by court order or subpoena to make such disclosure or otherwise has a legal obligation to make such disclosure. Furthermore, the undersigned agrees to keep the terms and provisions of this Agreement confidential and not disclose to any person, other than its representatives who need to know such information, any of the terms or provisions hereof.

5.3 Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the Company.

5.4 Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

5.5 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. This Agreement is not transferable or assignable. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

5.6 Entire Agreement. This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

5.7 Headings. The headings of this Subscription Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

5.8 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Subscription Agreement and the consummation of the transactions contemplated hereby.

5.9 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to conflicts of law principles.

5.10 Pronouns. The use herein of the masculine pronouns "him" or "his" or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

5.11 Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts and by facsimile, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

[Remainder of Page Intentionally Omitted; Signature Pages to Follow]

IN WITNESS WHEREOF, the undersigned has executed this Agreement on _____________, 2014.

Amount of Investment: $____________________

INDIVIDUAL INVESTOR:

_________________________________________
Name:

PARTNERSHIP, CORPORATION, TRUST, CUSTODIAL ACCOUNT, OTHER INVESTOR:

_________________________________________

_________________________________________
(Print Name of Entity)

By:            __________________________________
Name:       __________________________________
Title:         __________________________________
Address:  __________________________________

Taxpayer Identification Number:_________________

ACCEPTANCE OF SUBSCRIPTION

(to be filed out only by the Company)

The Company hereby accepts the above application for subscription for shares and warrants on behalf of the Company.

HEPV, INC.

Dated: _______, 2014	By:
	Name:	Theodore Banzhaf
	Title:	President

Appendix A

Wiring Instructions

For Payment of Purchase Price

Beneficiary Bank
Bank of America
1910 Bruce B Downs Blvd.
Wesley Chapel, FL 33544
Tel: 813. 973.4153

Fedwire:	ABA 026009593

For further credit to:	______________

Account Name:	HPEV, Inc.

Account Number:	229037438617

In case the entity on behalf of which the transfer is taking place is different from the transferor, please make sure that the wire includes in the comments the name of the entity.

INVESTOR QUESTIONNAIRE

General Information

1.	Print Full Name of Investor:	Individual:

First, Middle, Last

Partnership, Corporation, Trust, Custodial Account, Other:

Name of Entity

2.	Address for Notices:

3.	Name of Primary Contact Person:
Title:

4.	Telephone Number:

5.	E-Mail Address:

6.	Facsimile Number:

7.	Permanent Address:
(if different from Address for Notices above)

8.	Authorized Signatory:
Title:
Telephone Number:
Facsimile Number:

9.	U.S. Investors Only:
U.S. Taxpayer Identification or Social Security Number:

B. Accredited Investor Status

The undersigned subscriber represents that it is an Accredited Investor on the basis that it is (check one):

(i) A bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(ii) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(iii) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(iv) A director or executive officer of the Company.

(v) A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds $1,000,000 (excluding his or their personal residence).

(vi) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

(vii) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment).

(viii) An entity in which all of the equity owners are accredited investors. (If this alternative is checked, the Subscriber must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor. Further, the Subscriber represents that it has made such investigation as is reasonably necessary in order to verify the accuracy of this alternative.)

C. Supplemental Data for Entities

1. If the undersigned is not a natural person, furnish the following supplemental data (natural persons may skip this Section of the Investor Questionnaire):

Legal form of entity (trust, corporation, partnership, etc.): _________________________

Jurisdiction of organization: _______________________________________________

2. Was the undersigned organized for the specific purpose of acquiring the Securities?

☐ Yes    ☐ No

If the answer to the above question is “Yes,” please contact David Lubin, Esq. at 516-887-8200 or at david@dlubinassociates.com for additional information that will be required.

3. Are shareholders, partners or other holders of equity or beneficial interest in the Investor able to decide individually whether to participate, or the extent of their participation, in the Investor’s investment in the Company (i.e., can shareholders, partners or other holders of equity or beneficial interest in the Investor determine whether their capital will form part of the capital invested by the Investor in the Company)?

☐ Yes   ☐ No

If the answer to the above question is “Yes,” please contact David Lubin (david@dlubinassociates.com or 516-887-8200) for additional information that will be required.

4(a). Please indicate whether or not the Investor is, or is acting on behalf of, (i) an employee benefit plan within the meaning of Section 3(3) of ERISA, whether or not such plan is subject to ERISA, or (ii) an entity which is deemed to hold the assets of any such employee benefit plan pursuant to 29 C.F.R. § 2510.3-101. For example, a plan which is maintained by a foreign corporation, governmental entity or church, a Keogh plan covering no common-law employees and an individual retirement account are employee benefit plans within the meaning of Section 3(3) of ERISA but generally are not subject to ERISA (collectively, “Non-ERISA Plans”). In general, a foreign or US entity which is not an operating company and which is not publicly traded or registered as an investment company under the Investment Company Act of 1940, as amended, and in which 25% or more of the value of any class of equity interest is held by employee pension or welfare plans (including an entity which is deemed to hold the assets of any such plan), would be deemed to hold the assets of one or more employee benefit plans pursuant to 29 C.F.R. § 2510.3-101. However, if only Non-ERISA Plans were invested in such an entity, the entity generally would not be subject to ERISA. For purposes of determining whether this 25% threshold has been met or exceeded, the value of any equity interest held by a person (other than such a plan or entity) who has discretionary authority or control with respect to the assets of the entity, or any person who provides investment advice for a fee (direct or indirect) with respect to such assets, or any affiliate of such a person, is disregarded.

☐ Yes   ☐ No

4(b). If the Undersigned is, or is acting on behalf of, such an employee benefit plan, or is an entity deemed to hold the assets of any such plan or plans, please indicate whether or not the Undersigned is subject to ERISA.

☐ Yes   ☐ No

4(c.) If the Undersigned answered “Yes” to question 4.(b) and the Undersigned is investing the assets of an insurance company general account, please indicate what percentage of the Undersigned’s assets the purchase of the securities is subject to ERISA. ___________%.

5. Does the amount of the undersigned's subscription in the Company exceed 40% of the total assets (on a consolidated basis with its subsidiaries) of the undersigned?

☐ Yes   ☐ No

If the question above was answered “Yes,” please contact David Lubin & Associates for additional information that will be required.

6(a). Is the Undersigned a private investment company which is not registered under the Investment Company Act, in reliance on Section 3(c)(1) or Section 3(c)(7) thereof?

☐ Yes   ☐ No

6(b). If the question above was answered “Yes,” was the Undersigned formed prior to April 30, 1996?

☐ Yes   ☐ No

If the questions set forth in (a) and (b) above were both answered “Yes,” please contact David Lubin & Associates for additional information that will be required.

7(a). Is the Undersigned a grantor trust, a partnership or an S-Corporation for US federal income tax purposes?

☐ Yes   ☐ No

7(b). If the question above was answered “Yes,” please indicate whether or not:

(i) more than 50 percent of the value of the ownership interest of any beneficial owner in the Undersigned is (or may at any time during the term of the Company be) attributable to the Undersigned’s (direct or indirect) interest in the Company; or

☐ Yes   ☐ No

(ii) it is a principal purpose of the Undersigned’s participation in the Company to permit the Partnership to satisfy the 100 partner limitation contained in US Treasury Regulation Section 1.7704-1(h)(3).

☐ Yes   ☐ No

If either question above was answered “Yes,” please contact David Lubin & Associates for additional information that will be required.

8. If the Undersigned’s tax year ends on a date other than December 31, please indicate such date below:

___________________________
(Date)

D. Related Parties

1. To the best of the undersigned’s knowledge, does the undersigned control, or is the undersigned controlled by or under common control with, any other undersigned in the Company?

☐ Yes   ☐ No

If the answer above was answered “Yes”, please identify such related undersigned(s) below.

Name(s) of related undersigned(s): _______________________________

2. Will any other person or persons have a beneficial interest in the securities to be acquired hereunder (other than as a shareholder, partner, or other beneficial owner of equity interest in the undersigned)?

☐ Yes   ☐ No

If either question above was answered “Yes”, please contact David Lubin & Associates for additional information that will be required.

The undersigned understands that the foregoing information will be relied upon by the Company for the purpose of determining the eligibility of the Undersigned to purchase the securities. The undersigned agrees to notify the Company immediately if any representation or warranty contained in this Subscription Agreement, including this Investor Questionnaire, becomes untrue at any time. The undersigned agrees to provide, if requested, any additional information that may reasonably be required to substantiate the undersigned’s status as an accredited investor or to otherwise determine the eligibility of the undersigned to purchase the securities. The undersigned agrees to indemnify and hold harmless the Company and each officer, director, shareholder, agent and representative of the Company and their respective affiliates and successors and assigns from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the undersigned contained herein.

INDIVIDUAL:

Date:_______________________
(Signature)

(Print Name)

Date:_______________________	PARTNERSHIP, CORPORATION, TRUST, CUSTODIAL ACCOUNT, OTHER:

(Name of Entity)

By:
(Signature)

(Print Name and Title)

Annex 1

DEFINITION OF “INVESTMENTS”

The term “investments” means:

1)	Securities, other than securities of an issuer that controls, is controlled by, or is under common control with, the Undersigned that owns such securities, unless the issuer of such securities is:

(i)	An investment company or a company that would be an investment company but for the exclusions or exemptions provided by the Investment Company Act, or a commodity pool; or

(ii)	a Public Company (as defined below);

(iii)
A company with shareholders’ equity of not less than $50 million (determined in accordance with generally accepted accounting principles) as reflected on the company’s most recent financial statements, provided that such financial statements present the information as of a date within 16 months preceding the date on which the undersigned acquires the Securities;

2)	Real estate held for investment purposes;

3)	Commodity Shares (as defined below) held for investment purposes;

4)	Physical Commodities (as defined below) held for investment purposes;

5)	To the extent not securities, Financial Contracts (as defined below) entered into for investment purposes;

6)
In the case of an undersigned that is a company that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the Investment Company Act, or a commodity pool, any amounts payable to such undersigned pursuant to a firm agreement or similar binding commitment pursuant to which a person has agreed to acquire an interest in, or make capital contributions to, the undersigned upon the demand of the undersigned; and

7)	Cash and cash equivalents held for investment purposes.

Real Estate that is used by the owner or a Related Person (as defined below) of the owner for personal purposes, or as a place of business, or in connection with the conduct of the trade or business of such owner or a Related Person of the owner, will NOT be considered Real Estate held for investment purposes, provided that real estate owned by an Undersigned who is engaged primarily in the business of investing, trading or developing real estate in connection with such business may be deemed to be held for investment purposes. However, residential real estate will not be deemed to be used for personal purposes if deductions with respect to such real estate are not disallowed by section 280A of the Internal Revenue Code of 1986, as amended.

A Commodity Interest or Physical Commodity owned, or a Financial Contract entered into, by the undersigned who is engaged primarily in the business of investing, reinvesting, or trading in Commodity Shares, Physical Commodities or Financial Contracts in connection with such business may be deemed to be held for investment purposes.

“Commodity Shares” means commodity futures contracts, options on commodity futures contracts, and options on physical commodities traded on or subject to the rules of:

(i)	Any contract market designated for trading such transactions under the Commodity Exchange Act and the rules thereunder; or

(ii)	Any board of trade or exchange outside the United States, as contemplated in Part 30 of the rules under the Commodity Exchange Act.

“Public Company” means a company that:

(i)	files reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended; or

(ii)	has a class of securities that are listed on a Designated Offshore Securities Market, as defined by Regulation S of the Securities Act.

“Financial Contract” means any arrangement that:

(i)
takes the form of an individually negotiated contract, agreement, or option to buy, sell, lend, swap, or repurchase, or other similar individually negotiated transaction commonly entered into by participants in the financial markets;

(ii)
is in respect of securities, commodities, currencies, interest or other rates, other measures of value, or any other financial or economic interest similar in purpose or function to any of the foregoing; and

(iii)	is entered into in response to a request from a counter party for a quotation, or is otherwise entered into and structured to accommodate the objectives of the counterparty to such arrangement.

“Physical Commodities” means any physical commodity with respect to which a Commodity Interest is traded on a market specified in the definition of Commodity Shares above.

“Related Person” means a person who is related to the Undersigned as a sibling, spouse or former spouse, or is a direct lineal descendant or ancestor by birth or adoption of the Undersigned, or is a spouse of such descendant or ancestor, provided that, in the case of a Family Company, a Related Person includes any owner of the Family Company and any person who is a Related Person of such an owner. “Family Company” means a company that is owned directly or indirectly by or for two or more natural persons who are related as siblings or spouse (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations or trusts established for the benefit of such persons.

For purposes of determining the amount of investments owned by a company, there may be included investments owned by majority-owned subsidiaries of the company and investments owned by a company (“Parent Company”) of which the company is a majority-owned subsidiary, or by a majority-owned subsidiary of the company and other majority-owned subsidiaries of the Parent Company.

In determining whether a natural person is a qualified purchaser, there may be included in the amount of such person’s investments any investment held jointly with such person’s spouse, or investments in which such person shares with such person’s spouse a community property or similar shared ownership interest. In determining whether spouses who are making a joint investment in the Partnership are qualified purchasers, there may be included in the amount of each spouse’s investments any investments owned by the other spouse (whether or not such investments are held jointly). There shall be deducted from the amount of any such investments any amounts specified by paragraph 2(a) of Annex 2 incurred by such spouse.

In determining whether a natural person is a qualified purchaser, there may be included in the amount of such person’s investments any investments held in an individual retirement account or similar account the investments of which are directed by and held for the benefit of such person.

Annex 2

VALUATIONS OF INVESTMENTS

The general rule for determining the value of investments in order to ascertain whether a person is a qualified purchaser is that the value of the aggregate amount of investments owned and invested on a discretionary basis by such person shall be their fair market value on the most recent practicable date or their cost. This general rule is subject to the following provisos:

1)	In the case of Commodity Shares, the amount of investments shall be the value of the initial margin or option premium deposited in connection with such Commodity Shares; and

2)	In each case, there shall be deducted from the amount of investments owned by such person the following amounts:

(i)	The amount of any outstanding indebtedness incurred to acquire the investments owned by such person.

(ii)
A Family Company, in addition to the amounts specified in paragraph (a) above, shall have deducted from the value of such Family Company’s investments any outstanding indebtedness incurred by an owner of the Family Company to acquire such investments.

Exhibit A

Form of Warrant

[Remainder of Page Intentionally Omitted; Form of Warrant to Follow]

WARRANT

NO. _________________	HPEV, INC.	xx Shares

WARRANT TO PURCHASE COMMON STOCK

VOID AFTER 5:30 P.M., EASTERN
TIME, ON THE EXPIRATION DATE

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

FOR VALUE RECEIVED, HPEV, Inc., a Nevada corporation (the “Company”), hereby agrees to sell upon the terms and on the conditions hereinafter set forth, but no later than 5:30 p.m., Eastern Time, on the Expiration Date (as hereinafter defined) to __________________ or registered assigns (the “Holder”), under the terms as hereinafter set forth, ______________ (insert number) fully paid and non-assessable shares of the Company’s Common Stock, par value $0.001 per share (the “Warrant Stock”), at a purchase price of sixty cents ($0.60) per share (the “Warrant Price”), pursuant to this warrant (this “Warrant”). The number of shares of Warrant Stock to be so issued and Warrant Price are subject to adjustment in certain events as hereinafter set forth. The term “Common Stock” shall mean, when used herein, unless the context otherwise requires, the stock and other securities and property at the time receivable upon the exercise of this Warrant.

1. Exercise of Warrant.

a. The Holder may exercise this Warrant according to its terms by (i) surrendering this Warrant, properly endorsed, to the Company at the address set forth in Section 10, (ii) the subscription form attached hereto having then been duly executed by the Holder (the “Form of Exercise”), and (iii) payment of the purchase price being made to the Company for the number of shares of the Warrant Stock specified in the subscription form, or as otherwise provided in this Warrant, prior to 5:30 p.m., Eastern Time, on February 5, 2019 (the “Expiration Date”). Such exercise shall be effected by the surrender of the Warrant, together with a duly executed copy of the Form of Exercise, to Company at its principal office and (i) the payment to the Company of an amount equal to the aggregate Warrant Price for the number of shares of Warrant Stock being purchased in cash, certified check or bank draft or (ii) by surrendering such number of shares of Warrant Stock received upon exercise of this Warrant with a Fair Market Value (as defined below) equal to the aggregate Warrant Price for the Warrant Stock being purchased (a “Cashless Exercise”).

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b. If the Holder elects the Cashless Exercise method of payment, the Company shall issue to the Holder a number of shares of Warrant Stock determined in accordance with the following formula:

X =	Y(A - B) A

with: X =	the number of shares of Warrant Stock to be issued to the Holder;

Y =	the number of shares of Warrant Stock with respect to which the Warrant is being exercised;

A =	the fair value per share of Common Stock on the date of exercise of this Warrant; and

B =	the then-current Warrant Price of the Warrant

For the purposes of this Section 1(b), “fair value” per share of Common Stock shall mean (A) the average of the closing sales prices, as quoted on the primary national or regional stock exchange on which the Common Stock is listed, or, if not listed, the OTC Bulletin Board if quoted thereon, on the three (3) trading days immediately preceding the date on which the Form of Exercise is deemed to have been sent to the Company, or (B) if the Common Stock is not publicly traded as set forth above, as reasonably and in good faith determined by the Board of Directors of the Company as of the date which the notice of exercise is deemed to have been sent to the Company.

c. This Warrant may be exercised in whole or in part so long as any exercise in part hereof would not involve the issuance of fractional shares of Warrant Stock. If exercised in part, the Company shall deliver to the Holder a new Warrant, identical in form, in the name of the Holder, evidencing the right to purchase the number of shares of Warrant Stock as to which this Warrant has not been exercised, which new Warrant shall be signed by the Chairman, Chief Executive Officer or President and the Secretary or Assistant Secretary of the Company. The term Warrant as used herein shall include any subsequent Warrant issued as provided herein.

d. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. The Company shall pay cash in lieu of fractions with respect to the Warrants based upon the fair market value of such fractional shares of Common Stock (which shall be the closing price of such shares on the exchange or market on which the Common Stock is then traded) at the time of exercise of this Warrant.

e. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Stock so purchased, registered in the name of the Holder, shall be delivered to the Holder within a reasonable time after such rights shall have been so exercised. The person or entity in whose name any certificate for the Warrant Stock is issued upon exercise of the rights represented by this Warrant shall for all purposes be deemed to have become the holder of record of such shares immediately prior to the close of business on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the opening of business on the next succeeding date on which the stock transfer books are open. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant.

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2. Disposition of Warrant Stock and Warrant.

a. The Holder hereby acknowledges that this Warrant and any Warrant Stock purchased pursuant hereto are, as of the date hereof, not registered: (i) under the Securities Act of 1933, as amended (the “Act”), on the ground that the issuance of this Warrant is exempt from registration under Section 4(2) of the Act as not involving any public offering or (ii) under any applicable state securities law because the issuance of this Warrant does not involve any public offering; and that the Company’s reliance on the Section 4(2) exemption of the Act and under applicable state securities laws is predicated in part on the representations hereby made to the Company by the Holder that it is acquiring this Warrant and will acquire the Warrant Stock for investment for its own account, with no present intention of dividing its participation with others or reselling or otherwise distributing the same, subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control.

The Holder hereby agrees that it will not sell or transfer all or any part of this Warrant and/or Warrant Stock unless and until it shall first have given notice to the Company describing such sale or transfer and furnished to the Company either (i) an opinion, reasonably satisfactory to counsel for the Company, of counsel (skilled in securities matters, selected by the Holder and reasonably satisfactory to the Company) to the effect that the proposed sale or transfer may be made without registration under the Act and without registration or qualification under any state law, or (ii) an interpretative letter from the Securities and Exchange Commission to the effect that no enforcement action will be recommended if the proposed sale or transfer is made without registration under the Act.

b. If, at the time of issuance of the shares issuable upon exercise of this Warrant, no registration statement is in effect with respect to such shares under applicable provisions of the Act, the Company may at its election require that the Holder provide the Company with written reconfirmation of the Holder’s investment intent and that any stock certificate delivered to the Holder of a surrendered Warrant shall bear legends reading substantially as follows:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THIS CERTIFICATE THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.”

In addition, so long as the foregoing legend may remain on any stock certificate delivered to the Holder, the Company may maintain appropriate “stop transfer” orders with respect to such certificates and the shares represented thereby on its books and records and with those to whom it may delegate registrar and transfer functions.

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3. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance upon the exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant. The Company further agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will be duly authorized and will, upon issuance and against payment of the exercise price, be validly issued, fully paid and non-assessable, free from all taxes, liens, charges and preemptive rights with respect to the issuance thereof, other than taxes, if any, in respect of any transfer occurring contemporaneously with such issuance and other than transfer restrictions imposed by federal and state securities laws.

4. Exchange, Transfer or Assignment of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations, entitling the Holder or Holders thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof.

5. Capital Adjustments. This Warrant is subject to the following further provisions:

a. If any recapitalization of the Company or reclassification of its Common Stock or any merger or consolidation of the Company into or with a corporation or other business entity, or the sale or transfer of all or substantially all of the Company’s assets or of any successor corporation’s assets to any other corporation or business entity (any such corporation or other business entity being included within the meaning of the term “successor corporation”) shall be effected, at any time while this Warrant remains outstanding and unexpired, then, as a condition of such recapitalization, reclassification, merger, consolidation, sale or transfer, lawful and adequate provision shall be made whereby the Holder of this Warrant thereafter shall have the right to receive upon the exercise hereof as provided in Section 1 and in lieu of the shares of Common Stock immediately theretofore issuable upon the exercise of this Warrant, such shares of capital stock, securities or other property as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore issuable upon the exercise of this Warrant had such recapitalization, reclassification, merger, consolidation, sale or transfer not taken place, and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

b. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the number of shares of Warrant Stock purchasable upon exercise of this Warrant and the Warrant Price shall be proportionately adjusted.

c. If the Company at any time while this Warrant is outstanding and unexpired shall issue or pay the holders of its Common Stock, or take a record of the holders of its Common Stock for the purpose of entitling them to receive, a dividend payable in, or other distribution of, Common Stock, then (i) the Warrant Price shall be adjusted in accordance with Section 5(f) and (ii) the number of shares of Warrant Stock purchasable upon exercise of this Warrant shall be adjusted to the number of shares of Common Stock that the Holder would have owned immediately following such action had this Warrant been exercised immediately prior thereto.

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d. If the Company shall at any time after the date of issuance of this Warrant distribute to all holders of its Common Stock any shares of capital stock of the Company (other than Common Stock) or evidences of its indebtedness or assets (excluding cash dividends or distributions paid from retained earnings or current year’s or prior year’s earnings of the Company) or rights or warrants to subscribe for or purchase any of its securities (excluding those referred to in the immediately preceding paragraph) (any of the foregoing being hereinafter in this paragraph called the “Securities”), then in each such case, the Company shall reserve shares or other units of such securities for distribution to the Holder upon exercise of this Warrant so that, in addition to the shares of the Common Stock to which such Holder is entitled, such Holder will receive upon such exercise the amount and kind of such Securities which such Holder would have received if the Holder had, immediately prior to the record date for the distribution of the Securities, exercised this Warrant.

e. Except as otherwise provided herein, whenever the number of shares of Warrant Stock purchasable upon exercise of this Warrant is adjusted, as herein provided, the Warrant Price payable upon the exercise of this Warrant shall be adjusted to that price determined by multiplying such Warrant Price immediately prior to such adjustment by a fraction (i) the numerator of which shall be the number of shares of Warrant Stock purchasable upon exercise of this Warrant immediately prior to such adjustment, and (ii) the denominator of which shall be the number of shares of Warrant Stock purchasable upon exercise of this Warrant immediately thereafter.

f. The number of shares of Common Stock outstanding at any given time for purposes of the adjustments set forth in this Section 5 shall exclude any shares then directly or indirectly held in the treasury of the Company.

g. The Company shall not be required to make any adjustment pursuant to this Section 5 if the amount of such adjustment would be less than one percent (1%) of the Warrant Price in effect immediately before the event that would otherwise have given rise to such adjustment. In such case, however, any adjustment that would otherwise have been required to be made shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to not less than two percent (2%) of the Warrant Price in effect immediately before the event giving rise to such next subsequent adjustment.

h. Following each computation or readjustment as provided in this Section 5, the new adjusted Warrant Price and number of shares of Warrant Stock purchasable upon exercise of this Warrant shall remain in effect until a further computation or readjustment thereof is required.

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6. Notice to Holders.

a. In case:

(i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right;

(ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation with or merger of the Company into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

(iii) of any voluntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the Holder hereof at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution or winding-up. Such notice shall be mailed at least thirty (30) days prior to the record date therein specified, or if no record date shall have been specified therein, at least thirty (30) days prior to such specified date, provided, however, failure to provide any such notice shall not affect the validity of such transaction.

b. Whenever any adjustment shall be made pursuant to Section 5 hereof, the Company shall promptly make a certificate signed by its Chairman, Chief Executive Officer, President, Vice President, Chief Financial Officer or Treasurer, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Warrant Price and number of shares of Warrant Stock purchasable upon exercise of this Warrant after giving effect to such adjustment, and shall promptly cause copies of such certificates to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant.

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7. Loss, Theft, Destruction or Mutilation. Upon receipt by the Company of evidence satisfactory to it, in the exercise of its reasonable discretion, of the ownership and the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company and, in the case of mutilation, upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof, without expense to the Holder, a new Warrant of like tenor dated the date hereof.

8. Warrant Holder Not a Stockholder. The Holder of this Warrant, as such, shall not be entitled by reason of this Warrant to any rights whatsoever as a stockholder of the Company.

9. Notices. Any notice required or contemplated by this Warrant shall be deemed to have been duly given if transmitted by registered or certified mail, return receipt requested, or nationally recognized overnight delivery service, to the Company at its principal executive offices, or to the Holder at the name and address set forth in the Warrant Register maintained by the Company.

10. Choice of Law. THIS WARRANT IS ISSUED UNDER AND SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEVADA, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

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IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed on its behalf, in its corporate name and by its duly authorized officer, as of 5th day of February, 2014.

HPEV, INC.

By:
Name:	Theodore Banzhaf
Title:	President

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FORM OF EXERCISE

(to be executed by the registered holder hereof)

The undersigned hereby exercises the right to purchase _________ shares of common stock, par value $0.001 per share (“Common Stock”), of HPEV, Inc. evidenced by the within Warrant Certificate for a Warrant Price of $______ per share and herewith makes payment of the purchase price in full of (i) $__________ in cash or (ii) shares of Common Stock (pursuant to a Cashless Exercise in accordance with Section 1(b)). Kindly issue certificates for shares of Common Stock (and for the unexercised balance of the Warrants evidenced by the within Warrant Certificate, if any) in accordance with the instructions given below.

Dated:__________________ , 20___ .

_________________________________________

Instructions for registration of stock

_________________________________________
           Name (Please Print)

Social Security or other identifying Number:

Address:__________________________________
City/State and Zip Code

Instructions for registration of certificate representing
the unexercised balance of Warrants (if any)

_________________________________________
Name (Please Print)

Social Security or other identifying Number: ___________

Address:__________________________________
City, State and Zip Code

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